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                          STOCK PURCHASE AND SALE AGREEMENT

    This Stock Purchase and Sale Agreement (the "Agreement") is entered into as of this 13th day of December, 1996, by and among VDC PARADIGMS, INC., A California corporation ("Buyer"), INFONOW CORPORATION, a Delaware corporation ("Seller"), DAVID WERTZBERGER ("David") and CRAIG MICHAELIS ("Craig").

                                       RECITALS

    A. Seller is the sole shareholder of INFOMERGERCO, INC. d.b.a. "NAVIGIST", INC.", a Colorado corporation ("Navigist"), which conducts business in the State of California.

    B. David and Craig (collectively, "Owners") are the sole shareholders of buyer and are employees of Navigist. Owners were also employees and shareholders of Navigist's predecessor, also know as "Navigist, Inc.", which was acquired by Seller as its subsidiary on August 23, 1995 through a triangular merger.

    C. Seller and Owners desire to disassociate completely, severing all prior and existing relationships among them in connection with Navigist, through the purchase by Buyer of all of the outstanding shares of Navigist and the termination of all contracts and obligations between and among Navigist, Seller and Owners.

    D. In connection with the representations and warranties given herein, the parties recognize that their ability to rely upon a representation or warranty by another party is limited to the extent that the party making the representation or warranty has knowledge of the facts superior to the knowledge of the party to whom the representation is made. In that regard, Owners have managed the day to day business and operations of Navigist in San Jose, California, and Seller has managed the Board and certain administrative, financial, tax and corporate matters for Navigist.

                                      AGREEMENT

    NOW, THEREFORE, the parties hereby agree as follows:

    1. DEFINITIONS. As used herein the following terms, and their derivatives, shall have the meanings set forth below:

         (a) "Assets" shall mean all of the assets used in the operation of the Business, including, without limitation, those listed on Exhibit "A" attached hereto and incorporate herein by this reference.


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         (b)  "Business" shall mean the business presently conducted by
Navigist at 2107 North First Street, Suite 360, San Jose, CA 95131.

         (c) "Closing" shall mean the consummation of the purchase and sale of the Shares as provided in this Agreement.

         (d) "Closing Date" shall mean the day, which is no more than five (5) days following the date of this Agreement, for the Closing as Buyer and Seller may hereafter mutually agree.

    (e) "Collateral" shall mean the "Collateral", as such term is defined in the Security Agreement.

    (f) "Confidentiality Agreements" shall mean those certain Confidentiality and Assignment of Proprietary Inventions Agreements dated August 23, 1996 between Seller and Owners.

    (g) "Contracts" shall mean the contracts, agreements and obligations of Navigist listed on Exhibit "B" attached hereto and incorporated herein by this reference.

    (h) "Debt Payment" shall mean Ninety Seven Thousand Dollars ($97,000.00) to be paid by Seller to Navigist at the Closing.

    (i) "Employment Agreements" shall mean those certain Employment Agreements dated August 23, 1995 by and between Seller and Owners.

    (j) "Escrow Agreement" shall mean that certain Escrow Agreement dated August 23, 1996 by and among Seller, Buyer, Owners and Former Shareholders and Cooley, Godard, Castro, Huddleson and Tatum pursuant to which the Shares are held subject to the Security Agreement.

    (k) "Financial Statements" shall mean all of the statements of earnings, balance sheets and cash flows of Navigist.

    (l) "Financing Statements" shall mean all of those certain UCC-1 Financing Statements identified on Exhibit "C" attached hereto and incorporated herein by this reference which evidence the security interest granted under the Security Agreement.

         (m)  "Former Shareholders" shall mean Paul D. Barker and Michael S.
Yates.

         (n) "Liabilities" shall mean the liabilities of Navigist of the nature listed by payee and amount on Exhibit "D" attached hereto.

         (o) "Navigist Debt" shall mean all debts owed by Navigist to Seller, including, without limitation, the notes payable in the amount of One Hundred Forty Two Thousand Five Hundred ($142,500.00).


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         (p)  "Owner Releasees" shall mean Owners and their respective spouses,
Navigist and its past, present and future employees and agents, their respective heirs, successors and assigns, and their respective insurance carriers and attorney's.

         (q)  "Purchase Price" shall mean One Dollar ($1.00).

         (r) "Secured Notes" shall mean those certain Secured Convertible Promissory Notes of Seller dated August 23, 1995 in the aggregate amount of Twenty Seven Thousand Nine Hundred Forty Dollars ($27,940.00) issued to Owners.

         (s) "Security Agreement" shall mean that certain Stock Pledge and Security Agreement dated August 23, 1995 between Seller and Owners and the Former Shareholders which secures the Secured Notes.

         (t) "Seller Releasees" shall mean Seller and its past, present and future officers, directors, shareholders, employees and agents, their respective heirs, successors and assigns, and their respective insurance carriers and attorney's.

         (u) "Shares" shall mean the Ten Thousand (10,000) Shares of Navigist common stock held of record by Seller represented by Share Certificate number C-1.

         (v) "Stock" shall mean two hundred seventy four thousand fifty (274,050) of those two hundred seventy eight thousand six hundred thirty (278,630) shares of Seller's common stock held of record by Owners represented by Share Certificate Numbers 880, 882, 883, 884, 886, 887, 894, 895, 896 and
897.

         (w) "Stock Transfers" shall mean assignments separate from certificate pursuant to which Owners transfer by gift shares of Seller's common stock held by them to persons as set forth on Exhibit "E" attached hereto.

         (x) "Terminating Obligations" shall mean all of the contracts, obligations and agreements listed on Exhibit "F" attached hereto which are to be terminated upon the Closing.

    2.  PURCHASE AND SALE.

         2.1 PURCHASE AND SALE OBLIGATIONS. Subject to the terms and conditions of this Agreement, at the Closing Seller shall sell, transfer, convey, assign and deliver the Shares to Buyer and terminate the Terminating Obligations, and Buyer shall purchase the Shares from Seller, terminate the Terminating Obligations and transfer the Stock to Seller.


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         2.2. CLOSING.  The Closing shall take place on the Closing Date at
10:00 a.m. at the offices of Sweeney, Mason & Wilson, A Professional Law Corporation, 983 University Avenue, Suite 104-C, Los Gatos, California, or at such other time and place as Buyer and Seller may mutually agree.

         2.3  OBLIGATIONS AT CLOSING.

              (a) SELLER'S OBLIGATIONS. At the Closing, Seller shall deliver to Buyer the following:

                   (i) Share Certificate Number C-1 of Navigist together with a duly executed Assignment Separate From Certificate in a form approved by buyer effecting the transfer of the Shares to Buyer;

                   (ii)  The corporate books and records of Navigist;

                   (iii) The written resignations of all of the officers and directors of Navigist;

                   (iv) Duly executed UCC-2 or UCC-3 Financing Statements or other releases in forms acceptable to Buyer of all security interests in or to the Assets other than security interests held by Owners or the Former Shareholders;


                   (v) Duly executed releases from the Former Shareholders in forms approved by Seller effecting the release of the Shares from the Escrow Agreement;

                   (vi)  The Debt Payment by wire transfer; and

                   (vii) A duly executed release of the Navigist Debt in a form approved by Buyer together with all promissory notes evidencing the same marked as cancelled.

                   (b) BUYER'S AND OWNERS' OBLIGATIONS. At the Closing, Buyer and Owners, as applicable, shall deliver to Seller the following:

                        (i)  One Dollar ($1.00) as payment of the Purchase
Price;

                        (ii) Duly executed UCC-2 or UCC-3 Financing Statements in forms approved by Seller effecting the release of Owners' security interest in the Collateral;



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                        (iii)  Duly executed releases of the Secured Notes in
forms approved by Seller together with the Secured Notes marked as cancelled;

                        (iv) Share Certificate Numbers 880, 882, 883, 884, 886, 887, 894, 895, 896 and 897 of Seller together with a duly executed Assignment Separate From Certificate in a form approved by Seller effecting the transfer of the Stock to Seller and duly executed Stock Transfers; and

                        (v) A duly executed guaranty by Navigist of Buyer and Owners' indemnity obligations set forth in Section 12 of this Agreement.

    3. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer hereby represents and warrants to Seller that, except as identified on Schedule 3, the facts and circumstances set forth below are and, except as contemplated hereby, at all times up to the Closing will be, true and correct, and hereby acknowledges that such facts and circumstances constitute the basis upon which Seller is induced to enter into and perform this Agreement.

         (a) LEGAL CAPACITY OF BUYER. Buyer is a duly organized California corporation, with full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and all agreements, documents and instruments executed by Buyer pursuant to this Agreement, and no approvals, consents, orders, licenses, certificates or permits or any person (other than parties to the Contracts from whom consent to assignment must be obtained) or any governmental authority are necessary in connection with its execution, delivery or performance of this Agreement or any agreements, documents and instruments executed by Buyer pursuant to this Agreement.

         (b) APPROVAL/BINDING EFFECT. The execution, delivery and performance of this Agreement, and all documents, instruments and agreements executed by Buyer pursuant to this Agreement, have been authorized by all necessary action by buyer. Upon the execution of this Agreement by all parties hereto, Buyer's obligations under this Agreement will constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms.

         (c) ACKNOWLEDGMENT. Buyer acknowledges and agrees that there no warranties or representations whatsoever are made with respect to the Assets except for those regarding title and otherwise expressly set forth below.

    4. OWNERS' REPRESENTATIONS AND WARRANTIES. Owners, (severally and not jointly as to subsections (a) through (c) and jointly and severally as to subsections (d) through (p), hereby represent and


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warrant to Seller that, except as identified on Schedule 4, the facts and circumstances set forth below are and, except as contemplated hereby, at all times up to the Closing will be, true and correct, and hereby acknowledge that such facts and circumstances constitute the basis upon which seller is induced to enter into and perform this Agreement.

         (a) LEGAL CAPACITY OF OWNERS. He has full right, power, legal capacity and authority to enter into and perform his obligations under this Agreement and all agreements, documents and instruments executed by him pursuant to this Agreement, and no approvals, consents, orders, licenses, certificates or permits of any person (other than parties to the Contracts from whom consent to assignment must be obtained) or any governmental authority are necessary in connection with his execution, delivery or performance of this Agreement or any agreements, documents and instruments executed by him pursuant to this Agreement.

         (b) APPROVAL/BINDING EFFECT. Upon the execution of this Agreement by all parties hereto, his obligations under this Agreement will constitute the legal, valid and binding obligations, enforceable against him in accordance with their terms

         (c) TITLE TO STOCK UPON CLOSING. Upon the Closing, Buyer will have good and marketable title to all of the Stock formerly held by him, free and clear of any and all restrictions on transfer (other than those imposed by securities laws) and all claims, liens and encumbrances or any nature.

         (d) LEGAL CAPACITY OF BUYER. Buyer is a duly organized California corporation, with full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and all agreements, documents and instruments executed by Buyer pursuant to this Agreement, and no approvals, consents, orders, licenses, certificates or permits of any person (other than parties to the Contracts from whom consent to assignment must be obtained) or any governmental authority are necessary in connection with its execution, delivery or performance of this Agreement or any agreements, documents and instruments executed by Byer pursuant to this Agreement.

         (e) APPROVAL/BINDING EFFECT. The execution, delivery and performance of this Agreement, and all documents, instruments and agreements executed by Buyer pursuant to this Agreement, have execution of this Agreement by all parties hereto, Buyer's obligations under this Agreement by all parties hereto, Buyer's obligations under this Agreement will constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms.


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         (f)  NO BREACHES.  To the best of Owners' knowledge, neither the entry into this Agreement nor the consummation of the transactions contemplated hereby will result in or constitute any of the following:

              (i) A default, breach or violation, or any event that with notice or lapse of time, or both, would constitute a default, breach or violation of any lease, contract, agreement, instrument, commitment, obligation or arrangement by which Navigist offer the Assets are bound;

              (ii) The creation or imposition of any lien, charge or encumbrance on any of the Assets; or

              (iii) The violation of any law, rule, regulation, ordinance, judgment, order, writ, injunction or decree applicable to or affecting Navigist or the Assets.

         (g) COMPLIANCE WITH LAWS. To the best of Owners' knowledge, Navigist has materially complied with, and is not in violation of, applicable federal, state and local statutes, laws regulations and ordinances (including without limitation any applicable building, zoning, environmental protection and hazardous material statutes, laws, regulations and ordinances) affecting the Business or the Assets.


         (h) COMPLIANCE WITH OTHER INSTRUMENTS. To the best of Owners' knowledge, Navigist is not in violation or default of any provisions of its Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of federal or state statute, rule or regulation applicable to Navigist. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of Navigist.

         (i) LITIGATION. To the best of Owners' knowledge, there have not been, and as of the Closing Date since the date of this Agreement there will not have been, any actions, proceedings, judgments or liens initiated or threatened by or against Navigist or any of the Assets for amounts in excess of Ten Thousand Dollars ($10,000.00) individually or Fifty Thousand Dollars ($50,000.00) in the aggregate, whether or not covered by insurance.

         (j) TAXES. To the best of Owners' knowledge, within the times and in the manner prescribed by law, Seller has filed, or will


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timely file, all federal, state and local income tax returns for Navigist and has paid or deposited, or will timely pay, all income taxes, assessments and penalties required with respect to the Business prior to the Closing Date. To the best of Owners' knowledge, all sales and use taxes, withholdings, including employment taxes, and other tax liabilities and assessments of the Business accruing prior to the Closing Date have been, or will timely be, fully satisfied or provided for; and to the best of Owners' knowledge there are no present disputes as to taxes of any nature payable by Seller or Navigist with respect to the Business.

         (k) LIST OF CONTRACTS. To the best of Owner's knowledge, the list of contracts attached hereto as Exhibit "B" is a true, accurate and complete listing of all of the material contracts, leases, insurance policies, agreements and obligations of the Business, meaning those providing for monthly or total payment in excess of Five Thousand Dollars ($5,000.00), including without limitation distributor, customer, vendor, maintenance and service contracts. Seller has been provided with copies of true and complete copies of each such contract, agreement or obligation, as amended, which Seller has requested. To the best of Owners' knowledge, all such contracts, agreements, and obligations are in full force and effect and no event has occurred which, with notice or lapse or time or both, would constitute a breach by either party to any such contract, agreement or obligation intends to breach, cancel or terminate the same.

         (l) STATUS OF ASSETS. To the best of Owners' knowledge, the Assets are all of the material assets, meaning a value of more than Five Thousand Dollars ($5,000.00), used in the operation of the Business as of the date of this Agreement and are the assets of Navigist. To the best of Owners' knowledge, the Assets are free and clear of any and all restrictions on transfer and all claims, liens and encumbrances or any nature. To the best of Owners' knowledge, no person or entity has any right, claim, title or interest in or to, nor asserted any right, claim, title or interest in or to, any of the Assets or the Business. To the best of Owners' knowledge, with respect to the property and assets Navigist leases, Navigist is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

         (m) STATUS OF LIABILITIES. To the best of Owners' knowledge, the list of liabilities attached hereto as Exhibit "D" is a complete list of all of the material liabilities, meaning greater than One Thousand Dollars ($1,000.00), of Navigist. The liabilities listed on Exhibit "D" are liabilities of only Navigist and not Seller, irrespective of whether the underlying obligation was incurred in the name of Seller and irrespective of any claim that Seller was the beneficiary of products or services underlying such liabilities.


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         (n)  ACCURACY OF FINANCIAL STATEMENTS.  To the best of Owners'
knowledge, the Financial Statements for the Business provided by Owners to Seller have been, or when prepared will be true and accurate and fairly present on a consistent basis the financial position of the Business as of the respective dates of the balance sheets included in such financial statements and the earnings of its operations and cash flows for the respective periods indicated.

         (o) NO MATERIAL FINANCIAL CHANGES. To the best of Owners' knowledge, since the date of the last Financial Statement of the business provided to Seller there has not been any:

              (i) Transaction by Navigist except in the ordinary course of business as conducted on that date;

              (ii) Capital expenditure by Navigist exceeding Two Thousand Dollars ($2,000.00); or

              (iii) Material adverse change in the financial condition, liabilities, assets, or prospects of the Business.

    5. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants to Buyer and Owners that, except as identified on Schedule 5, the facts and circumstances set forth below are and, except as contemplated hereby, at all times up to the Closing will be, true and correct, and hereby acknowledge that such facts and circumstances constitute the basis upon which Buyer and Owners are induced to enter into and perform this Agreement.

         (a) LEGAL CAPACITY OF SELLER. Seller is a Delaware corporation duly organized with full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and all agreements, documents and instruments executed by it pursuant to this Agreement, and no approvals, consents, orders, licenses, certificates or permits of any person (other than parties to the Contracts from whom consent to assignment must be obtained) or any governmental authority are necessary in connection with its execution, delivery or performance of this Agreement or any agreements, documents and instruments executed by is pursuant to this Agreement.

         (b) APPROVAL/BINDING EFFECT. The execution, delivery and performance of this Agreement, and all documents, instruments and agreements executed by Seller pursuant to this Agreement, have been authorized by all necessary action by Seller. Seller's obligations under this Agreement constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.


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         (c)  NO BREACHES.  To the best of Seller's knowledge, neither the entry into this Agreement nor the consummation of the transactions contemplated hereby will result in or constitute any of the following:

              (i) A default, breach or violation, or any event that with notice or lapse of time, or both, would constitute a default, breach or violation of any lease, contract, agreement, instrument, commitment, obligation or arrangement by which Navigist or the Assets are bound;

              (ii) The creation or imposition of any lien, charge or encumbrance on any of the Assets; or

              (iii) The violation of any law, rule, regulation, ordinance, judgment, order, writ, injunction or decree applicable to or affecting Navigist or the Assets.

         (d) CAPITALIZATION OF NAVIGIST. Navigist is a Colorado corporation, duly organized and in good standing under the laws of the State of Colorado and is duly qualified to conduct business in the State of California. The authorized capital stock of Navigist consists of fifty thousand (50,000) shares of common stock having a par value of $.001 of which ten thousand (10,000) shares are issued and outstanding. All of the Shares are validly issued, fully paid and nonassessable, and to the best of Seller's knowledge such shares have been issued in full compliance with all federal and state securities laws. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Navigist to issue or transfer from treasury any additional shares of its capital stock of any class.

         (e) COMPLIANCE WITH LAWS. To the best of Seller's knowledge, Navigist has materially complied with, and is not in violation of, applicable federal, State and local statutes, laws, regulations and ordinances (including without limitation any applicable building, zoning, environmental protection and hazardous material statutes, laws, regulations and ordinances) affecting the Business or the Assets.

         (d) COMPLIANCE WITH OTHER INSTRUMENTS. To the best of Seller's knowledge, Navigist is not in violation or default of any provisions of its Articles or Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of federal or state statute, rule or regulation applicable to Navigist. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or


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without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets or Navigist.

         (e) TITLE UPON CLOSING. Upon the Closing, Buyer will have good and marketable title to all of the Shares, free and clear of any and all restrictions on transfer (except those imposed by securities laws) and all claims, liens and encumbrances or any nature.

         (f) LITIGATION. To the best of Seller's knowledge, there have not been, and as of the Closing Date since the date of this Agreement there will not have been, any actions, proceedings, judgments or liens initiated or threatened by or against Navigist or any of the Assets for amounts in excess of Ten Thousand Dollars ($10,000.00) individually or Fifty Thousand Dollars ($50,000.00) in the aggregate, whether or not covered by insurance.

    (g) TAXES. To the best of Seller's knowledge, within the times and in the manner prescribed by law, Seller has filed, or will timely and in the manner prescribed by law, Seller has filed, or will timely file, all federal, state and local income tax returns for Navigist and has paid or deposited, or will timely pay, all income taxes, assessments and penalties required with respect to the Business prior to the Closing Date. To the best of Seller's knowledged, all sales and use taxes, withholdings, including employment taxes, and other tax liabilities and assessments of the Business accruing prior to the Closing Date have been, or will timely be, fully satisfied or provided for; and there are no present disputes as to taxes of any nature payable by Seller or Navigist with respect to the Business. Buyer has been provided with copies of true and complete copies of each such tax return, as amended, and correspondence with taxing authorities.

         (h) LIST OF CONTRACTS. To the best of Seller's knowledge, the list of contracts attached hereto as Exhibit "B" is a true, accurate and complete listing of all of the material contracts, leases, insurance policies, agreements and obligations of the Business, meaning those providing for monthly or total payment in excess of Five Thousand Dollars ($5,000.00), including without limitation distributor, customer, vendor, maintenance and service contracts. Buyer has been provided with copies of true and complete copies of each such contract, agreement or obligation, as amended, which Buyer has requested. To the best of Seller's knowledge, all such contracts, agreements and obligations are in full force and effect and no event has occurred which, with notice or lapse or time or both, would constitute a breach by either party thereunder. To the best of Seller's knowledge, no party to any such contract, agreement or obligation intends to breach, cancel or terminate the same.


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

         (i) STATUS OF ASSETS. The best of Seller's knowledge, the Assets are all of the material assets, meaning a value of more than five Thousand Dollars ($5,000.00), used in the operation of the Business as of the date of this Agreement and are the assets of Navigist. To the best of Seller's knowledge, the Assets are free and clear of any and all restrictions on transfer and all claims, liens and encumbrances or any nature. To the best of Seller's knowledge, no person or entity has any right, claim, title or interest in or to, nor asserted any right, claim, title or interest in or to, any of the Assets or the Business. To the best of Seller's knowledge, with respect to the property and assets Navigist leases, Navigist is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

         (j) STATUS OF LIABILITIES. To the best of Seller's knowledge, the list of liabilities attached hereto as Exhibit "F" is a complete list of all of the material liabilities, meaning greater that One Thousand Dollars ($1,000.00), of Navigist. The liabilities listed on Exhibit "D" are liabilities of only Navigist and not Seller, irrespective of whether the underlying obligation was incurred in the name of Seller and irrespective of any claim that Seller was the beneficiary of products or services underlying such liabilities.

         (k) ACCURACY OF FINANCIAL STATEMENTS. To the best of Seller's knowledge, the Financial Statements for the Business provided by Seller to Owners have been, or when prepared will be, true and accurate and fairly present on a consistent basis the financial position of the Business as of the respective dates of the balance sheets included in such financial statements and the earnings of its operations and cash flows for the respective periods indicated.

    (1) NO MATERIAL FINANCIAL CHANGES. To the best of Seller's knowledge, since the date of the last Financial Statement of the Business provided to Owners there has not been any:

         (i) Transaction by Navigist except in the ordinary course of business as conducted o that date;

         (ii) Capital expenditure by Navigist exceeding Two Thousand Dollars ($2,000.00); or

         (iii) Material adverse change in the financial condition, liabilities, assets, or prospects of the Business.

    6. BUYER'S AND OWNERS' OBLIGATION BEFORE CLOSING. Buyer and Owner agree and covenant that from the date of this Agreement until the Closing to perform the obligations set forth below.


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

         (a) RELEASES FROM FORMER OWNERS. Buyer and Owners shall use their reasonable best efforts to pursue, in good faith, the release by the Former Shareholders of their security interests under the Security Agreement and the release of their rights and interests under the Escrow Agreement.

         (b) PERFORMANCE OF EMPLOYMENT AGREEMENTS. Owners shall continue to perform their respective Employment Agreements, including, without limitation, negotiating on behalf of Navigist with respect to claims against Navigist, continuing to operate the Business in its usual and ordinary manner in accordance with the same methods as the Business has previously been carried on, including, without limitation, collecting of accounts receivable and paying of accounts payable.

         (c) NO MODIFICATIONS. Owners shall not make or institute any policies, methods or change that will materially vary from those used by the Business as of the date of this Agreement. Owners shall not modify, amend, cancel or terminate any of the contracts of the Business without the prior written consent of Seller.

         (d) PRESERVATION OF RELATIONSHIPS. Owners shall, except to the extent expressly released thereunder, use their best efforts to preserve the Business intact, to keep available to the Business its present employees, and to preserve the present relationships with suppliers, customers and others having business relationships with the Business.

         (e) NO ASSET SALES. Owners shall not sell, transfer, assign, lease or in any other manner alienate or encumber any of the material Assets except in the ordinary course of business.

    7. OBLIGATIONS OF SELLER BEFORE CLOSING. Seller agrees and covenants that from the date of this Agreement until the Closing to perform the obligations set forth below.

         (a) NO OFFICE CHANGES. Seller shall not effect any changes in the officers, directors or employees of the Business.

         (b) NO TERMINATIONS. Seller shall not effect the termination of the Employment Agreements of either Owner.

         (c) NO MODIFICATIONS. Seller shall not make or institute any policies, methods or changes that will materially vary from those used by the Business as of the date of this Agreement. Seller shall not modify, amend, cancel or terminate any of the contracts of the Business without the prior written consent of Seller.

         (d) PRESERVATION OF RELATIONSHIPS. Seller shall use its best efforts to preserve the Business intact, to keep available to the Business its present employees, and to preserve the present relationships with suppliers, customers and others having business relationships with the Business.

         (e) NO ASSET SALES. Seller shall not sell, transfer, assign, lease or in any other manner alienate or encumber any of the material Assets except in the ordinary course of business.

         (f) ELIMINATION OF NAVIGIST DEBT. Seller shall effect the elimination, without satisfaction, of the Navigist Debt through a contribution to capital or through a contribution to capital or though some other means agreed to in writing by Buyer and Seller.

         (g) RELEASES FROM FORMER OWNERS. Seller shall use its reasonable best efforts to pursue, in good faith, the release by the Former Shareholders of their security interests under the Security Agreement and the release of their rights and interests under the Escrow Agreement.

    8. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE. The obligation of Buyer to purchase the Shares under this Agreement is subject to the complete satisfaction, at or before the closing, of all of the conditions set forth in this Section 8. Buyer may waive any or all of these conditions; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of its representations, warranties or covenants under this Agreements.

         (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties by Seller in this Agreement shall be true as of the Closing as though made at that time.

         (b) SELLER'S PERFORMANCE. Seller shall have in al material respects performed, satisfied and complied with all covenants required by this Agreement or any agreement, document or instrument executed pursuant to this Agreement to be performed, satisfied or complied with by Seller at or before the Closing.

         (c) CONSENTS. All necessary agreements and consents of any parties to the consummation of the transactions contemplated by this Agreement, or otherwise pertaining to the matters covered by this Agreement, shall have been obtained by Buyer or Seller and delivered to Buyer.

         (d) ADVERSE CHANGES. There shall have been no material adverse change in the Business, and there shall have been no destruction or loss of or damage to any of the Assets which materially and adversely affects the Business or the Assets.

    9. CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE. The obligation of Seller to sell the Shares under this Agreement is subject to the satisfaction, at or before the Closing, of all of the conditions set forth in this Section 9. Seller may waive any and all of these conditions; provided, however, that no such waiver of a condition shall constitute a waiver by Seller of any of its other rights or remedies, at law or in equity, if Buyer or Owners shall be in default of any of its representations, warranties or covenants under this Agreement.

         (a) ACCURACY OF BUYER'S AND OWNERS' REPRESENTATIONS AND WARRANTIES. All representations and warranties by buyer and Owners in this Agreement and all agreements, documents and instruments executed pursuant to this Agreement shall be true as of the Closing as though made at that time.

         (b) BUYER'S AND OWNERS' PERFORMANCE. Buyer and Owners shall have in all material respects performed, satisfied and complied with all covenants required by this Agreement and all other agreements, documents and instruments executed pursuant hereto to be performed, satisfied or complied with by them at or before the Closing.

         (c) CONSENTS. All necessary agreements and consents of any parties to the consummation of the transactions contemplated by this Agreement, or otherwise pertaining to the matters covered by this agreement, shall have been obtained by Seller or Buyer and delivered to Seller.

    10. EFFECT OF CLOSING. Upon the closing, all of the Terminating Obligations shall automatically terminate and the releases set forth below shall become effective.

         (a) RELEASE BY OWNERS. Owners, on behalf of themselves and their respective successors and assigns, releases, acquits and forever discharges the Seller Releasees from any and all past, present or future rights, actions, causes of action, claims, damages, demands, costs, losses, expenses and compensation of any and every kind, nature, and character, known or unknown, suspected or unsuspected, including any and all claims for attorneys' fees and costs, which arise out of or relate to, in whole or in part, the Business, Seller, Navigist, any duty of any person or entity with respect to such entities or any claim, assertion or allegation made prior to the date of this Agreement.

         (b) RELEASE BY SELLER. Seller, on behalf of itself and its successors and assigns, releases, acquits and forever discharges the Owner Releasees from any and all past, present or costs, losses, expenses and compensation of any and every kind, nature, and character, known or unknown, suspected or unsuspected, including any and all claims for attorneys' fees and costs, which arise out of or relate to, in whole or in part, the Business, Seller, Navigist, any duty of any person or entity with respect to such entities or any claim, assertion or allegation made prior to the date of this Agreement.

         (c) WAIVER OF CIVIL CODE SECTION 1542. The parties fully understand the statutory language of Section 1542 of the Civil Code of the State of California and, having been so apprised, agree nevertheless to waive any and all rights or benefits which they may now have, or in the future may have, under the terms of Section 1542 of the California Civil Code, which provides as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The parties fully understand that if the facts upon which this Agreement is given are found hereafter to be other than or different from the facts now believed to be true, they expressly accept and assume the risk of such possible difference in facts and agree that this Agreement shall be and remain effective notwithstanding any such differences in facts.

         (d) LIMITATION ON RELEASES. Notwithstanding any other provision of this Agreement, the release set forth herein does not release any rights or obligations of any party under this Agreement or any agreement, document or instrument executed pursuant to this Agreement.

    11.  SELLER'S AND OWNERS' OBLIGATIONS AFTER THE CLOSING.

         (a) SELLER'S INDEMNITIES. From and after the Closing, Seller shall indemnify, defend and hold Buyer and Owners harmless from and against any and all claims, demands, losses, obligations, liabilities, damages, costs and expenses, including interest, penalties and reasonable attorneys' and experts' fees, arising out of or relating to any of the following:

              (i) Any material breach of, or failure by Seller to perform, satisfy or comply with any of its covenants in this Agreement or any agreement, document or instrument executed pursuant to this Agreement;

              (ii) Any material breach of any of Seller's representations or warranties in this Agreement or any agreement, document or instrument executed pursuant to this Agreement;

              (iii) Any act or action taken by Seller in connection with its performance of, satisfaction of or compliance with any of its covenants in this Agreement; or

         (iv)  Any liability of Seller.

         (b) DELIVERY OF RECORDERS. Immediately after the Closing, Seller shall cause to be delivered to Buyer all of the day to day operational records of the Business necessary for the continued operation of the Business in its possession or under its control.

    12.  BUYER'S AND OWNERS' OBLIGATIONS AFTER THE CLOSING.

         (a) BUYER'S AND OWNERS' INDEMNITY. From and after the closing, Buyer and Owners shall (severally and not jointly with respect to any obligation, representation or warranty made severally and not jointly and jointly and severally with respect to any obligation, representation or warranty made jointly and severally), indemnify, defend and hold Seller harmless from and against any and all claims, demands, losses, obligations, liabilities, damages, costs and expenses, including interest, penalties and reasonable attorneys' and experts' fees, arising out of or relating to any of the following:

              (i) Any material breach of, or failure by him or it to perform, satisfy or comply with any of his or its covenants in this Agreement or any agreement, document or instrument executed pursuant to this Agreement;

              (ii) Any material breach of any of any of his or its representations or warranties in this Agreement or any agreement, document or instrument executed pursuant to this Agreement; or

              (iii) Any act or action taken by him or it in connection with his or its performance of, satisfaction of or compliance with any of its covenants in this Agreement.

         (b) BUYER'S AND NAVIGIST'S INDEMNITY. From and after the Closing, Buyer shall indemnify, defend and hold Seller harmless from and against any and all claims, demands, losses, obligations, liabilities, damages, costs and expenses, including interest, penalties and reasonable attorneys' and experts' fees incurred following the Closing, arising out of or relating to any liability of the Business as conducted before or after the Closing, except to the extent such liability is not disclosed by Seller in breach of its representations and warranties herein.

    13. TERMINATION. Buyer or Seller may terminate this Agreement by written notice to the other if (i) the other has breached any covenant hereunder and failed or refused to cure such breach within five (5) days following written notice of such breach, (ii) if any representation or warranty of the other is incorrect in any material respect and the party who made such incorrect representation or warranty fails or refuses to correct the same to the reasonable satisfaction of the other within five (5) days following written notice of the inaccuracy or (iii) if the Closing does not occur on or before the Closing Date.

    14. REPRESENTATION OF PARTIES. This Agreement was negotiated at arms length by the parties hereto with the assistance of counsel. This Agreement may not be construed against either party as the drafter.

    15. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

    16. FURTHER INSTRUMENTS. The parties shall execute and deliver such further instruments and take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

    17. GOVERNING LAW/VENUE. Venue and jurisdiction for any and all actions to construe or enforce this Agreement or any agreement, document or instrument executed pursuant hereto shall be proper only in Santa Clara County, California if brought or filed by Seller and only in the City and County of Denver if brought or filed by Buyer, Owners and/or Navigist. This Agreement shall be construed and enforced in accordance with the law of the State which has jurisdiction over the action or proceeding.

    18. SEVERABILITY. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision of this Agreement which may prove invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof.

    19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    20. NOTICES. Any requests, demands or notices required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or by facsimile or forty-eight (48) hours after deposit in the United States mail (postage prepaid), by certified mail, return receipt requested, addressed to the receiving party at the address set forth below its signature or at such other address as such party may specify by written notice to the other party hereto.

         21. AMENDMENTS. No amendment or variation of the terms of this Agreement, with out without consideration, shall be valid unless made in writing and signed by all of the parties to this Agreement at the time of such amendment.

         22. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties, related to the subject matter of this Agreement which are not fully expressed herein.

         23. TIME OF ESSENCE. Time is of the essence in the performance of each and every obligation of the parties under this Agreement.
                            (signatures on following page)

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  BUYER:

                                  VDC PARADIGMS, INC.,
                                  a California corporation

                                  By:  /s/ Dave Wertzberger
                                     -------------------------------------

                                  Its:  President
                                      ------------------------------------

                                  Address:  1358 Cerro Verde
                                          --------------------------------
                                          San Jose, CA 95120
                                          --------------------------------
                                  Fax:    408-437-3191
                                          --------------------------------

                                  OWNERS:


                                  /s/ David Wertzberger
                                  ----------------------------------------
                                  DAVID WERTZBERGER

                                  Address:  1358 Cerro Verde
                                          --------------------------------
                                          San Jose, CA 95120
                                          --------------------------------
                                  Fax:    408-437-3191
                                          --------------------------------

                                  /s/ Craig Michaelis
                                  ----------------------------------------
                                  CRAIG MICHAELIS

                                  Address:  1401 Red Hawk Circle, Apt G307
                                          --------------------------------
                                          Fremont, CA 94538
                                          --------------------------------
                                  Fax:    408-437-3191
                                          --------------------------------


                                  SELLER:

                                  INFONOW CORPORATION, INC.,
                                  a Delaware corporation

                                  By:  /s/ Kevin Andrew
                                      ------------------------------------

                                  Its: Vice President & CFO
                                      ------------------------------------

                                  Address:  1875 Lawrence, Suite 1100
                                          --------------------------------
                                           Denver, CO  80202
                                          --------------------------------
                                  Fax:    303-293-0213
                                          --------------------------------